Exhibit 21
December 31, 2005

SUBSIDIARIES

SUBSIDIARY	FORM	OWNER

Town Sports AG	Corporation	TSI International, Inc.
Town Sports International, Inc.	Corporation	Town Sports International Holdings, Inc.
TSI 217 Broadway, Inc.	Corporation	Town Sports International, Inc.
TSI Alexandria, LLC	Corporation	TSI Holdings (VA), Inc.
TSI Allston, LLC	Corporation	Town Sports International, Inc.
TSI Andover, Inc.	Corporation	TSI Holdings (MA), Inc.
TSI Ardmore, LLC	Corporation	TSI Holdings (PA), Inc.
TSI Arthro Fitness Services, Inc.	Corporation	Town Sports International, Inc.
TSI Astoria, Inc.	Corporation	Town Sports International, Inc.
TSI Battery Park, Inc.	Corporation	Town Sports International, Inc.
TSI Bayridge, Inc.	Corporation	Town Sports International, Inc.
TSI Bethesda, LLC.	Corporation	TSI Holdings (MD), Inc.
TSI Boylston, Inc	Corporation	Town Sports International, Inc.
TSI Broadway, Inc.	Corporation	Town Sports International, Inc.
TSI Brooklyn Belt, Inc.	Corporation	Town Sports International, Inc.
TSI Brunswick, Inc.	Corporation	Town Sports International, Inc.
TSI Bulfinch, LLC	Corporation	Town Sports International, Inc.
TSI Cash Management, Inc.	Corporation	Town Sports International, Inc.
TSI Central Square, LLC	Corporation	Town Sports International, Inc.
TSI Centreville, LLC	Corporation	TSI Holdings (VA), Inc.
TSI Cherry Hill, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Chevy Chase, Inc.	Corporation	TSI Holdings (DC), Inc.
TSI Clarendon, LLC	Corporation	TSI Holdings (VA), Inc.
TSI Cobble Hill, Inc.	Corporation	Town Sports International, Inc.
TSI Colonia, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Columbia Heights, LLC	Corporation	TSI Holdings (DC), Inc.
TSI Commack, Inc.	Corporation	Town Sports International, Inc.
TSI Connecticut Avenue, Inc.	Corporation	TSI Holdings (DC), Inc.
TSI Copley, Inc.	Corporation	Town Sports International, Inc.
TSI Court Street, Inc.	Corporation	Town Sports International, Inc.
TSI Croton, Inc.	Corporation	Town Sports International, Inc.
TSI Danbury, Inc.	Corporation	Town Sports International, Inc.
TSI Danvers, Inc.	Corporation	TSI Holdings (MA), Inc.
TSI Dobbs Ferry, LLC	Corporation	Town Sports International, Inc.
TSI Downtown Crossing, Inc.	Corporation	Town Sports International, Inc.
TSI Dupont Circle, Inc.	Corporation	TSI Holdings (DC), Inc.
TSI Dupont II, Inc.	Corporation	TSI Holdings (DC), Inc.
TSI East 23, Inc.	Corporation	Town Sports International, Inc.
TSI East 31, Inc.	Corporation	Town Sports International, Inc.
TSI East 34, Inc.	Corporation	Town Sports International, Inc.
TSI East 36, Inc.	Corporation	Town Sports International, Inc.
TSI East 41, Inc.	Corporation	Town Sports International, Inc.
TSI East 51, Inc.	Corporation	Town Sports International, Inc.
TSI East 59, Inc.	Corporation	Town Sports International, Inc.

TSI East 76, Inc.	Corporation	Town Sports International, Inc.
TSI East 86, LLC	Corporation	Town Sports International, Inc.
TSI East 91, Inc.	Corporation	Town Sports International, Inc.
TSI East Cambridge, Inc.	Corporation	Town Sports International, Inc.
TSI East Meadow, Inc.	Corporation	Town Sports International, Inc.
TSI Englewood, Inc.	Corporation	TSI Holdings (NJ), LLC
TSI F Street, Inc.	Corporation	TSI Holdings (DC), Inc.
TSI Fairfax, LLC	Corporation	TSI Holdings (VA), Inc.
TSI Fenway, LLC	Corporation	Town Sports International, Inc.
TSI Fifth Avenue, Inc.	Corporation	Town Sports International, Inc.
TSI First Avenue, Inc.	Corporation	Town Sports International, Inc.
TSI Forest Hills, Inc.	Corporation	Town Sports International, Inc.
TSI Fort Lee, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Framingham, Inc.	Corporation	TSI Holdings (MA), Inc.
TSI Franklin (MA), Inc.	Corporation	TSI Holdings (MA), Inc.
TSI Franklin Park, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Freehold, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Gallery Place, Inc.	Corporation	TSI Holdings (DC), Inc.
TSI Garden City, Inc.	Corporation	Town Sports International, Inc.
TSI Georgetown, Inc.		TSI Holdings (DC), Inc.
TSI Germantown, LLC	Corporation	TSI Holdings (MD), Inc.
TSI Glendale, LLC	Corporation	Town Sports International, Inc.
TSI Glover, Inc.	Corporation	TSI Holdings (DC), Inc.
TSI Grand Central, Inc.	Corporation	Town Sports International, Inc.
TSI Great Neck, Inc.	Corporation	Town Sports International, Inc.
TSI Greenwich, Inc.	Corporation	Town Sports International, Inc.
TSI Hartsdale, Inc.	Corporation	Town Sports International, Inc.
TSI Hawthorne, Inc.	Corporation	Town Sports International, Inc.
TSI Herald, Inc.	Corporation	Town Sports International, Inc.
TSI Highpoint, LLC	Corporation	TSI Holdings (PA), Inc.
TSI Hoboken North, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Hoboken, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Holdings (CIP), Inc.	Corporation	Town Sports International, Inc.
TSI Holdings (DC), Inc.	Corporation	Town Sports International, Inc.
TSI Holdings (IP), LLC	Corporation	TSI Insurance, Inc.
TSI Holdings (MA), Inc.	Corporation	Town Sports International, Inc.
TSI Holdings (MD), Inc.	Corporation	Town Sports International, Inc.
TSI Holdings (NJ), LLC	Corporation	Town Sports International, Inc.
TSI Holdings (PA), Inc.	Corporation	Town Sports International, Inc.
TSI Holdings (VA), Inc.	Corporation	Town Sports International, Inc.
TSI Huntington, Inc.	Corporation	Town Sports International, Inc.
TSI Insurance, Inc.	Corporation	Town Sports International, Inc.
TSI International, Inc.	Corporation	Town Sports International, Inc.
TSI Irving Place, Inc.	Corporation	Town Sports International, Inc.
TSI Jersey City, LLC	Corporation	TSI Holdings (NJ), LLC
TSI K Street, Inc.	Corporation	TSI Holdings (DC), Inc.
TSI Larchmont, Inc.	Corporation	Town Sports International, Inc.
TSI Lexington, (MA), Inc.	Corporation	TSI Holdings (MA), Inc.
TSI Lincoln, Inc.	Corporation	Town Sports International, Inc.
TSI Livingston, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Long Beach, Inc.	Corporation	Town Sports International, Inc.
TSI Lynnfield, Inc.	Corporation	TSI Holdings (MA), Inc.

TSI M Street, Inc.	Corporation	TSI Holdings (DC), Inc.
TSI Madison, Inc.	Corporation	Town Sports International, Inc.
TSI Mahwah, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Mamaroneck, Inc.	Corporation	Town Sports International, Inc.
TSI Market Street, LLC	Corporation	TSI Holdings (PA), Inc.
TSI Marlboro, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Matawan, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Mercer Street, Inc.	Corporation	Town Sports International, Inc.
TSI Midwood, Inc.	Corporation	Town Sports International, Inc.
TSI Montclair, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Murray Hill, Inc.	Corporation	Town Sports International, Inc.
TSI Nanuet, Inc.	Corporation	Town Sports International, Inc.
TSI Nashua, LLC	Corporation	TSI Holdings (MA), Inc.
TSI Natick, Inc.	Corporation	Town Sports International, Inc.
TSI Newark, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Newbury Street, Inc.	Corporation	Town Sports International, Inc.
TSI No Sweat, LLC	Corporation	TSI Holdings (NJ), LLC
TSI North Bethesda, LLC	Corporation	TSI Holdings (MD), Inc.
TSI Norwalk, Inc.	Corporation	Town Sports International, Inc.
TSI Oceanside, Inc.	Corporation	Town Sports International, Inc.
TSI Old Bridge, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Parsippany, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Plainsboro, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Port Jefferson, Inc.	Corporation	Town Sports International, Inc.
TSI Princeton, LLC	Corporation	TSI Brunswick, Inc.
TSI Princeton North, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Radnor, LLC	Corporation	TSI Holdings (PA), Inc.
TSI Ramsey, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Reade Street, Inc.	Corporation	Town Sports International, Inc.
TSI Rego Park, Inc.	Corporation	Town Sports International, Inc.
TSI Ridgewood, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Rittenhouse, LLC	Corporation	TSI Holdings (PA), Inc.
TSI Rodin Place, LLC	Corporation	TSI Holdings (PA), Inc.
TSI Rye, Inc.	Corporation	Town Sports International, Inc.
TSI Scarsdale, Inc.	Corporation	Town Sports International, Inc.
TSI Seaport, Inc.	Corporation	Town Sports International, Inc.
TSI Sheridan, Inc.	Corporation	Town Sports International, Inc.
TSI Silver Spring, LLC	Corporation	TSI Holdings (MD), Inc.
TSI Smithtown, Inc.	Corporation	Town Sports International, Inc.
TSI Society Hill, LLC	Corporation	TSI Holdings (PA), Inc.
TSI Soho, Inc.	Corporation	Town Sports International, Inc.
TSI Somers, Inc.	Corporation	Town Sports International, Inc.
TSI Somerset, LLC	Corporation	TSI Holdings (NJ), LLC
TSI South Bethesda, LLC	Corporation	TSI Holdings (MD), Inc.
TSI South End, Inc.	Corporation	TSI Holdings (MA), Inc.
TSI South Park Slope, Inc.	Corporation	Town Sports International, Inc.
TSI South Station, Inc.	Corporation	TSI Holdings (MA), Inc.
TSI Springfield, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Stamford Downtown, Inc.	Corporation	Town Sports International, Inc.
TSI Stamford Post, Inc.	Corporation	Town Sports International, Inc.
TSI Stamford Rinks, Inc.	Corporation	Town Sports International, Inc.
TSI Staten Island, Inc.	Corporation	Town Sports International, Inc.

TSI Sterling, LLC	Corporation	TSI Holdings (VA), Inc.
TSI Supplements, Inc.	Corporation	Town Sports International, Inc.
TSI Syosset, Inc.	Corporation	Town Sports International, Inc.
TSI University Management, Inc.	Corporation	TSI Holdings (MA), Inc.
TSI Varick Street, Inc.	Corporation	Town Sports International, Inc.
TSI Wall Street, Inc.	Corporation	Town Sports International, Inc.
TSI Waltham, LLC.	Corporation	TSI Holdings (MA), Inc.
TSI Washington, Inc.	Corporation	TSI Holdings (DC), Inc.
TSI Water Street, Inc.	Corporation	Town Sports International, Inc.
TSI Watertown, Inc.	Corporation	TSI Holdings (MA), Inc.
TSI Wellesley, Inc.	Corporation	TSI Holdings (MA), Inc.
TSI West 125, Inc.	Corporation	Town Sports International, Inc.
TSI West 14, Inc.	Corporation	Town Sports International, Inc.
TSI West 16, Inc.	Corporation	Town Sports International, Inc.
TSI West 23, Inc.	Corporation	Town Sports International, Inc.
TSI West 38, Inc.	Corporation	Town Sports International, Inc.
TSI West 41, Inc.	Corporation	Town Sports International, Inc.
TSI West 44, Inc.	Corporation	Town Sports International, Inc.
TSI West 48, Inc.	Corporation	Town Sports International, Inc.
TSI West 52, Inc.	Corporation	Town Sports International, Inc.
TSI West 73, Inc.	Corporation	Town Sports International, Inc.
TSI West 76, Inc.	Corporation	Town Sports International, Inc.
TSI West 80, Inc.	Corporation	Town Sports International, Inc.
TSI West 94, Inc.	Corporation	Town Sports International, Inc.
TSI West Caldwell, LLC	Corporation	TSI Holdings (NJ), LLC
TSI West Newton, Inc.	Corporation	Town Sports International, Inc.
TSI West Nyack, Inc.	Corporation	Town Sports International, Inc.
TSI West Springfield, LLC	Corporation	TSI Holdings (VA), Inc.
TSI Westport, Inc.	Corporation	Town Sports International, Inc.
TSI Westwood, LLC	Corporation	TSI Holdings (NJ), LLC
TSI Weymouth, Inc.	Corporation	Town Sports International, Inc.
TSI White Plains City Center, Inc.	Corporation	Town Sports International, Inc.
TSI White Plains, Inc.	Corporation	Town Sports International, Inc.
TSI Whitestone, Inc.	Corporation	Town Sports International, Inc.
TSI Woodmere, Inc.	Corporation	Town Sports International, Inc.